Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
3.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

	December 31, 2022	December 31, 2021
Accounts receivable	$2,491	$20,439
Allowance for doubtful accounts	(59)	(596)
Total accounts receivable, net	$2,432	$19,843

Movements of allowance for doubtful accounts are as follows:

Beginning balance	$970	$7
Addition	(911)	963
Ending balance	$59	$970